EXHIBIT 10

                       AMENDMENT NO. TWELVE TO THE LOAN
                            AND SECURITY AGREEMENT
                        CONCURRENT COMPUTER CORPORATION


     This Amendment No. Twelve To The Loan And Security Agreement (this "Amendment") is entered into as of this 21st day of October, 1996, by and between CONCURRENT COMPUTER CORPORATION, a Delaware corporation ("Borrower"), with its chief executive office located at 2101 W. Cypress Creek Road, Fort Lauderdale, Florida 33309 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                                     FACTS
                                     -----

     FACT  ONE:        Foothill and Borrower have previously entered into that
     ----------
certain Loan And Security Agreement, dated as of June 29, 1995 (as amended and supplemented, the "Agreement").

     FACT  TWO:          Foothill  and  Borrower  desires to further amend the
     ----------
Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

     NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

     1.     Subsection (g) of the Definition "Eligible Accounts" under Section
                                              -----------------
1.1  of  the  Agreement, is hereby amended in its entirety to read as follows:
"(g) Accounts with respect to an Account Debtor whose total obligations owing to Borrower exceed ten percent (10%) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage, and with respect to Cyberguard Corporation, whose total obligations to Borrower exceed fifteen percent (15%) from October 15, 1996 through December 28, 1996 and shall revert to ten percent (10%); provided, however that
                                                        --------  -------
accounts owed by the Illinois Department of Public Aid, Loral, Lockheed, Airinc, Boeing Co., Grumman Aircraft, Martin Marietta Corp., Hughes Aircraft, Hughes Training Inc., ABB Combustion Engineering, and other accounts that may be approved from time to time by Foothill may be eligible up to a maximum, per Account Debtor, of fifteen percent (15%) of all Eligible Accounts, so long as they are otherwise eligible hereunder;"

     2. Notwithstanding anything to the contrary of Subsection (e) of the Definition of "Eligible Accounts" in Section 1.1 of the Agreement, commencing October 15, 1996 through December 31, 1996, the dollar amount shall read $1,500,000. Effective, January 1, 1997, dollar amount shall revert to $1,000,000.

     3. As a condition subsequent to the effectiveness of Foothill's agreement to temporarily increase Cyberguard Corporation's concentration limit from ten percent (10%) to fifteen percent (15%), Foothill shall institute a contra reserve of Ten Thousand Dollars ($10,000) per week to Borrower's ineligible calculation through December 31, 1996. Beginning January 1, 1997, one hundred percent (100%) of any remaining Cybergard Corporation contras will be considered ineligible.

     4. Foothill shall charge Borrower's loan account a fee in the amount of Fifteen Thousand Five Hundred Dollars ($15,500). Said fee shall be fully-earned, non-refundable, and due and payable on the date Borrower's loan account is charged.

     5. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the
Agreement, as supplemented, amended and modified, shall remain in full force and effect.

     IN WITNESS WHEREOF, Borrower and Foothill have executed this Amendment as of the day and year first written above.

FOOTHILL  CAPITAL  CORPORATION          CONCURRENT  COMPUTER
               CORPORATION


      By  /S/ LISA  M.  GONZALES            By  /S/ ROBERT  FITZPATRICK
              ------------------                    -------------------
              Lisa  M.  Gonzales                    Robert  Fitzpatrick
      Its     Assistant Vice President      Its     Vice President & Treasurer
              ------------------------              --------------------------